Fourth Quarter Financial Supplement

December 31, 2022

Exhibit 99.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Table of Contents	Page
Investor Letter	3
Use of Non-GAAP Measures	4
Results of Operations and Selected Operating Performance Measures	5
Financial Highlights	6

Consolidated Quarterly Results
Consolidated Net Income by Quarter	8
Reconciliation of Net Income to Adjusted Operating Income	9
Consolidated Balance Sheets	10-11
Consolidated Balance Sheets by Segment	12-13
Deferred Acquisition Costs (DAC) Rollforward	14

Quarterly Results by Business
Adjusted Operating Income and Sales—Enact Segment	16-21
Adjusted Operating Income (Loss)—U.S. Life Insurance Segment	23-26
Adjusted Operating Income—Runoff Segment	28
Adjusted Operating Income (Loss)—Corporate and Other Activities	30

Additional Financial Data
Investments Summary	32
Fixed Maturity Securities Summary	33
General Account U.S. GAAP Net Investment Income Yields	34
Net Investment Gains (Losses), Net—Detail	35

Reconciliations of Non-GAAP Measures
Reconciliation of Operating Return On Equity (ROE)	37
Reconciliation of Consolidated Expense Ratio	38
Reconciliation of Reported Yield to Core Yield	39

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Dear Investor,

Thank you for your continued interest in Genworth Financial, Inc.

Please see the accompanying press release and summary presentation posted to the company’s website at http://investor.genworth.com for additional information regarding its fourth quarter 2022 earnings results.

Investors are encouraged to listen to the company’s earnings call on fourth quarter 2022 results at 9:00 a.m. (ET) on February 7, 2023.

Regards,

Sarah E. Crews, Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per share.” Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) from continuing operations attributable to noncontrolling interests, net investment gains (losses), gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, initial gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Initial gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or initial gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of estimated future credit losses, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, initial gains (losses) on insurance block transactions and restructuring costs are also excluded from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from adjusted operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

Adjustments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) assume a 21% tax rate and are net of the portion attributable to noncontrolling interests. Net investment gains (losses) are also adjusted for DAC and other intangible amortization and certain benefit reserves (see page 35).

In the fourth quarter of 2022, the company repurchased $13 million principal amount of Genworth Holdings, Inc.’s (Genworth Holdings) senior notes due in June 2034 for a pre-tax gain of $1 million. In the third quarter of 2022, the company paid a pre-tax make-whole premium of $2 million and wrote off $1 million of bond consent fees and deferred borrowing costs related to the early redemption of Genworth Holdings’ senior notes originally scheduled to mature in February 2024. In the second and first quarters of 2022, the company repurchased $48 million and $82 million, respectively, principal amount of Genworth Holdings’ senior notes due in February 2024 for a pre-tax loss of $1 million and $3 million, respectively. In the fourth and third quarters of 2021, the company paid a pre-tax make-whole premium of $20 million and $6 million, respectively, related to the early redemption of Genworth Holdings’ senior notes originally scheduled to mature in August 2023 and September 2021, respectively. In the fourth quarter of 2021, the company also repurchased $209 million principal amount of Genworth Holdings’ senior notes with 2023 and 2024 maturity dates for a pre-tax loss of $15 million. In the first quarter of 2021, the company repurchased $146 million principal amount of Genworth Holdings’ senior notes due in September 2021 for a pre-tax loss of $4 million. These transactions were excluded from adjusted operating income as they relate to gains (losses) on the early extinguishment of debt.

In the fourth quarter of 2021, the company recorded a pre-tax loss of $92 million as a result of ceding certain term life insurance policies as part of a life block transaction.

The company recorded a pre-tax expense of $1 million in both the fourth and second quarters of 2022, and $5 million, $3 million, $5 million and $21 million in the fourth, third, second and first quarters of 2021, respectively, related to restructuring costs as it continues to evaluate and appropriately size its organizational needs and expenses.

In the fourth and third quarters of 2022, the company incurred $2 million and $6 million, respectively, of pre-tax pension plan termination costs related to one of its defined benefit pension plans. There were no other infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented.

The table on page 9 of this financial supplement provides a reconciliation of net income available to Genworth Financial, Inc.’s common stockholders to adjusted operating income for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 37 to 39 of this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Results of Operations and Selected Operating Performance Measures

The company’s chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The table on page 9 of this financial supplement provides a reconciliation of net income available to Genworth Financial, Inc.’s common stockholders to adjusted operating income for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting.

The company taxes its businesses at the U.S. corporate federal income tax rate of 21%. Each segment is then adjusted to reflect the unique tax attributes of that segment, such as permanent differences between U.S. GAAP and tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new business generated in a period. Sales refer to new insurance written for mortgage insurance products included in the company’s Enact segment. The company considers new insurance written to be a measure of the operating performance of its Enact segment because it represents a measure of new sales of insurance policies during a specified period, rather than a measure of revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force for the company’s Enact segment. Insurance in-force is a measure of the aggregate unpaid principal balance as of the respective reporting date for loans insured by the company’s U.S. mortgage insurance subsidiaries. Risk in-force is based on the coverage percentage applied to the estimated current outstanding loan balance. The company considers insurance in-force and risk in-force to be measures of the operating performance of its Enact segment because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage insurance businesses included in the company’s Enact segment, the loss ratio is the ratio of benefits and other changes in policy reserves to net earned premiums. For the long-term care insurance business included in the company’s U.S. Life Insurance segment, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)	$12,204	$12,056	$11,965	$11,797	$11,649
Total accumulated other comprehensive income (loss)	(2,220)	(2,765)	(145)	2,610	3,861

Total Genworth Financial, Inc.’s stockholders’ equity	$9,984	$9,291	$11,820	$14,407	$15,510

Book value per share	$20.15	$18.49	$23.28	$28.23	$30.57
Book value per share, excluding accumulated other comprehensive income (loss)	$24.63	$23.99	$23.56	$23.12	$22.96
Common shares outstanding as of the balance sheet date	495.4	502.6	507.8	510.3	507.4

	Twelve months ended
Twelve Month Rolling Average ROE	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
U.S. GAAP Basis ROE	5.1%	5.1%	6.9%	7.6%	8.0%
Operating ROE(1)	5.3%	5.3%	6.1%	6.3%	6.8%

	Three months ended
Quarterly Average ROE	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
U.S. GAAP Basis ROE	5.8%	3.5%	6.1%	5.1%	5.6%
Operating ROE(1)	5.5%	5.3%	5.9%	4.5%	5.7%

Basic and Diluted Shares	Three months ended December 31, 2022	Twelve months ended December 31, 2022
Weighted-average common shares used in basic earnings per share calculations	496.7	504.5
Potentially dilutive securities:
Stock options, restricted stock units and other equity-based awards	6.5	6.5

Weighted-average common shares used in diluted earnings per share calculations	503.2	511.0

(1)	See page 37 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Consolidated Net Income by Quarter

(amounts in millions, except per share amounts)

	2022					2021
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$927	$934	$927	$931	$3,719	$576	$944	$947	$968	$3,435
Net investment income	787	808	787	764	3,146	866	859	844	801	3,370
Net investment gains (losses)	16	(69)	8	28	(17)	132	88	70	33	323
Policy fees and other income	165	166	159	169	659	162	179	180	183	704

Total revenues	1,895	1,839	1,881	1,892	7,507	1,736	2,070	2,041	1,985	7,832

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,159	1,180	764	1,139	4,242	861	1,143	1,161	1,218	4,383
Interest credited	125	128	125	125	503	127	123	127	131	508
Acquisition and operating expenses, net of deferrals	271	240	589	271	1,371	354	290	304	275	1,223
Amortization of deferred acquisition costs and intangibles	52	79	84	92	307	108	106	86	77	377
Interest expense	28	26	26	26	106	31	35	43	51	160

Total benefits and expenses	1,635	1,653	1,588	1,653	6,529	1,481	1,697	1,721	1,752	6,651

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	260	186	293	239	978	255	373	320	233	1,181
Provision for income taxes	56	52	73	58	239	62	67	75	59	263

INCOME FROM CONTINUING OPERATIONS	204	134	220	181	739	193	306	245	174	918
Income (loss) from discontinued operations, net of taxes(1)	(2)	5	(1)	(2)	—	(1)	12	(5)	21	27

NET INCOME	202	139	219	179	739	192	318	240	195	945
Less: net income from continuing operations attributable to noncontrolling interests	27	35	38	30	130	29	4	—	—	33
Less: net income from discontinued operations attributable to noncontrolling interests	—	—	—	—	—	—	—	—	8	8

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$175	$104	$181	$149	$609	$163	$314	$240	$187	$904

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Income from continuing operations available to Genworth Financial, Inc.’s common stockholders	$177	$99	$182	$151	$609	$164	$302	$245	$174	$885
Income (loss) from discontinued operations available to Genworth Financial, Inc.’s common stockholders	(2)	5	(1)	(2)	—	(1)	12	(5)	13	19

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$175	$104	$181	$149	$609	$163	$314	$240	$187	$904

Earnings Per Share Data:
Income from continuing operations available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.36	$0.20	$0.36	$0.30	$1.21	$0.32	$0.59	$0.48	$0.35	$1.75
Diluted	$0.35	$0.19	$0.36	$0.29	$1.19	$0.32	$0.59	$0.47	$0.34	$1.72
Net income available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.35	$0.21	$0.36	$0.29	$1.21	$0.32	$0.62	$0.47	$0.37	$1.78
Diluted	$0.35	$0.20	$0.35	$0.29	$1.19	$0.32	$0.61	$0.47	$0.37	$1.76
Weighted-average common shares outstanding
Basic	496.7	504.0	509.0	508.3	504.5	507.4	507.4	507.0	506.0	506.9
Diluted	503.2	509.4	514.2	517.4	511.0	515.6	514.2	515.0	513.8	514.7

(1)

Income (loss) from discontinued operations primarily relates to a settlement agreement involving the company’s former lifestyle protection insurance business that was sold on December 1, 2015 and operating results of its former Australia mortgage insurance business prior to its sale on March 3, 2021.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Reconciliation of Net Income to Adjusted Operating Income

(amounts in millions, except per share amounts)

	2022					2021
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$175	$104	$181	$149	$609	$163	$314	$240	$187	$904
Add: net income from continuing operations attributable to noncontrolling interests	27	35	38	30	130	29	4	—	—	33
Add: net income from discontinued operations attributable to noncontrolling interests	—	—	—	—	—	—	—	—	8	8

NET INCOME	202	139	219	179	739	192	318	240	195	945
Less: income (loss) from discontinued operations, net of taxes	(2)	5	(1)	(2)	—	(1)	12	(5)	21	27

INCOME FROM CONTINUING OPERATIONS	204	134	220	181	739	193	306	245	174	918
Less: net income from continuing operations attributable to noncontrolling interests	27	35	38	30	130	29	4	—	—	33

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	177	99	182	151	609	164	302	245	174	885

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(15)	67	(10)	(28)	14	(133)	(88)	(70)	(33)	(324)
(Gains) losses on early extinguishment of debt	(1)	3	1	3	6	35	6	—	4	45
Initial loss from life block transaction	—	—	—	—	—	92	—	—	—	92
Expenses related to restructuring	1	—	1	—	2	5	3	5	21	34
Pension plan termination costs	2	6	—	—	8	—	—	—	—	—
Taxes on adjustments	3	(16)	2	5	(6)	1	16	14	2	33

ADJUSTED OPERATING INCOME	$167	$159	$176	$131	$633	$164	$239	$194	$168	$765

ADJUSTED OPERATING INCOME (LOSS):
Enact segment	$120	$156	$167	$135	$578	$125	$134	$135	$126	$520
U.S. Life Insurance segment:
Long-Term Care Insurance	24	25	34	59	142	119	133	98	95	445
Life Insurance	(2)	(33)	(34)	(79)	(148)	(98)	(68)	(40)	(63)	(269)
Fixed Annuities	16	19	21	16	72	20	28	13	30	91

Total U.S. Life Insurance segment	38	11	21	(4)	66	41	93	71	62	267

Runoff segment	17	9	2	9	37	16	11	15	12	54
Corporate and Other	(8)	(17)	(14)	(9)	(48)	(18)	1	(27)	(32)	(76)

ADJUSTED OPERATING INCOME	$167	$159	$176	$131	$633	$164	$239	$194	$168	$765

Earnings Per Share Data:
Net income available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.35	$0.21	$0.36	$0.29	$1.21	$0.32	$0.62	$0.47	$0.37	$1.78
Diluted	$0.35	$0.20	$0.35	$0.29	$1.19	$0.32	$0.61	$0.47	$0.37	$1.76
Adjusted operating income per share
Basic	$0.34	$0.32	$0.35	$0.26	$1.26	$0.32	$0.47	$0.38	$0.33	$1.51
Diluted	$0.33	$0.31	$0.34	$0.25	$1.24	$0.32	$0.46	$0.38	$0.33	$1.48
Weighted-average common shares outstanding
Basic	496.7	504.0	509.0	508.3	504.5	507.4	507.4	507.0	506.0	506.9
Diluted	503.2	509.4	514.2	517.4	511.0	515.6	514.2	515.0	513.8	514.7

(1)	Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves (see page 35 for reconciliation).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value(1)	$46,583	$46,215	$49,286	$55,027	$60,480
Equity securities, at fair value	319	274	243	230	198
Commercial mortgage loans(2)	7,032	7,086	7,088	6,938	6,856
Less: Allowance for credit losses	(22)	(23)	(23)	(25)	(26)

Commercial mortgage loans, net	7,010	7,063	7,065	6,913	6,830
Policy loans	2,139	2,153	2,178	2,028	2,050
Limited partnerships	2,331	2,195	2,123	2,007	1,900
Other invested assets	566	590	573	671	820

Total investments	58,948	58,490	61,468	66,876	72,278
Cash, cash equivalents and restricted cash	1,799	1,561	1,724	1,291	1,571
Accrued investment income	643	616	553	696	647
Deferred acquisition costs	2,200	2,247	2,314	1,310	1,146
Intangible assets	241	237	236	159	143
Reinsurance recoverable	16,495	16,619	16,691	16,821	16,868
Less: Allowance for credit losses	(60)	(61)	(60)	(57)	(55)

Reinsurance recoverable, net	16,435	16,558	16,631	16,764	16,813
Other assets	415	399	412	440	388
Deferred tax asset	1,344	1,533	1,047	421	119
Separate account assets	4,417	4,298	4,683	5,530	6,066

Total assets	$86,442	$85,939	$89,068	$93,487	$99,171

(1)

Amortized cost of $50,834 million, $51,248 million, $51,248 million, $52,280 million and $52,611 million as of December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively, and allowance for credit losses of $— as of December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021.

(2)	Net of unamortized balance of loan origination fees and costs of $4 million as of December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$38,064	$38,095	$38,133	$38,897	$41,528
Policyholder account balances	17,113	17,589	17,907	18,197	19,354
Liability for policy and contract claims	12,234	12,004	11,915	11,833	11,841
Unearned premiums	584	597	614	639	672
Other liabilities	1,672	1,679	1,468	1,416	1,511
Long-term borrowings	1,611	1,622	1,773	1,819	1,899
Separate account liabilities	4,417	4,298	4,683	5,530	6,066
Liabilities related to discontinued operations(1)	8	6	4	4	34

Total liabilities	75,703	75,890	76,497	78,335	82,905

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,869	11,865	11,859	11,857	11,858
Accumulated other comprehensive income (loss)(2)	(2,220)	(2,765)	(145)	2,610	3,861
Retained earnings	3,098	2,924	2,820	2,639	2,490
Treasury stock, at cost	(2,764)	(2,734)	(2,715)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	9,984	9,291	11,820	14,407	15,510
Noncontrolling interests	755	758	751	745	756

Total equity	10,739	10,049	12,571	15,152	16,266

Total liabilities and equity	$86,442	$85,939	$89,068	$93,487	$99,171

(1)

Liabilities related to discontinued operations relates to a liability recorded in connection with a settlement agreement reached with AXA and other unrelated liabilities involving the sale of the company’s former lifestyle protection insurance business.

(2)	Accumulated other comprehensive income (loss) decreased primarily from an increase in interest rates in the second and third quarters of 2022.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2022
	Enact	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$5,458	$51,777	$2,682	$1,473	$61,390
Deferred acquisition costs and intangible assets	35	2,266	133	7	2,441
Reinsurance recoverable, net	—	15,818	617	—	16,435
Deferred tax and other assets	219	1,116	39	385	1,759
Separate account assets	—	—	4,417	—	4,417

Total assets	$5,712	$70,977	$7,888	$1,865	$86,442

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$38,062	$2	$—	$38,064
Policyholder account balances	—	14,112	3,001	—	17,113
Liability for policy and contract claims	519	11,695	14	6	12,234
Unearned premiums	203	379	2	—	584
Other liabilities	136	1,006	45	485	1,672
Borrowings	743	—	—	868	1,611
Separate account liabilities	—	—	4,417	—	4,417
Liabilities related to discontinued operations	—	—	—	8	8

Total liabilities	1,601	65,254	7,481	1,367	75,703

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,669	7,138	414	983	12,204
Allocated accumulated other comprehensive income (loss)	(313)	(1,415)	(7)	(485)	(2,220)

Total Genworth Financial, Inc.’s stockholders’ equity	3,356	5,723	407	498	9,984
Noncontrolling interests	755	—	—	—	755

Total equity	4,111	5,723	407	498	10,739

Total liabilities and equity	$5,712	$70,977	$7,888	$1,865	$86,442

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2022
	Enact	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$5,466	$51,435	$2,786	$980	$60,667
Deferred acquisition costs and intangible assets	34	2,310	133	7	2,484
Reinsurance recoverable, net	—	15,922	636	—	16,558
Deferred tax and other assets	225	1,223	33	451	1,932
Separate account assets	—	—	4,298	—	4,298

Total assets	$5,725	$70,890	$7,886	$1,438	$85,939

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$38,093	$2	$—	$38,095
Policyholder account balances	—	14,515	3,074	—	17,589
Liability for policy and contract claims	510	11,467	21	6	12,004
Unearned premiums	213	381	3	—	597
Other liabilities	129	1,012	43	495	1,679
Borrowings	742	—	—	880	1,622
Separate account liabilities	—	—	4,298	—	4,298
Liabilities related to discontinued operations	—	—	—	6	6

Total liabilities	1,594	65,468	7,441	1,387	75,890

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,722	7,289	461	584	12,056
Allocated accumulated other comprehensive income (loss)	(349)	(1,867)	(16)	(533)	(2,765)

Total Genworth Financial, Inc.’s stockholders’ equity	3,373	5,422	445	51	9,291
Noncontrolling interests	758	—	—	—	758

Total equity	4,131	5,422	445	51	10,049

Total liabilities and equity	$5,725	$70,890	$7,886	$1,438	$85,939

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Deferred Acquisition Costs Rollforward

(amounts in millions)

	Enact	U.S. Life Insurance	Runoff	Total
Unamortized balance as of September 30, 2022	$26	$2,074	$111	$2,211
Costs deferred	2	(2)	—	—
Amortization, net of interest accretion	(2)	(47)	(2)	(51)

Unamortized balance as of December 31, 2022	26	2,025	109	2,160
Effect of accumulated net unrealized investment (gains) losses	—	17	23	40

Balance as of December 31, 2022	$26	$2,042	$132	$2,200

Enact Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Adjusted Operating Income and Sales—Enact Segment

(amounts in millions)

	2022					2021
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$233	$235	$238	$234	$940	$237	$243	$243	$252	$975
Net investment income	45	39	36	35	155	35	36	35	35	141
Net investment gains (losses)	(1)	—	(1)	—	(2)	—	1	(2)	(1)	(2)
Policy fees and other income	—	1	—	1	2	1	1	—	2	4

Total revenues	277	275	273	270	1,095	273	281	276	288	1,118

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	18	(40)	(62)	(10)	(94)	6	34	30	55	125
Acquisition and operating expenses, net of deferrals	60	55	58	54	227	55	55	63	57	230
Amortization of deferred acquisition costs and intangibles	2	4	3	3	12	4	3	4	4	15
Interest expense	14	12	13	13	52	13	13	12	13	51

Total benefits and expenses	94	31	12	60	197	78	105	109	129	421

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	183	244	261	210	898	195	176	167	159	697
Provision for income taxes	39	53	57	45	194	41	38	35	34	148

INCOME FROM CONTINUING OPERATIONS	144	191	204	165	704	154	138	132	125	549
Less: net income from continuing operations attributable to noncontrolling interests	27	35	38	30	130	29	4	—	—	33

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	117	156	166	135	574	125	134	132	125	516

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses	1	—	1	—	2	—	(1)	2	1	2
Expenses related to restructuring	3	—	—	—	3	—	1	2	—	3
Taxes on adjustments	(1)	—	—	—	(1)	—	—	(1)	—	(1)

ADJUSTED OPERATING INCOME	$120	$156	$167	$135	$578	$125	$134	$135	$126	$520

SALES:
Primary New Insurance Written (NIW)	$15,145	$15,069	$17,448	$18,823	$66,485	$21,441	$23,972	$26,657	$24,934	$97,004

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Primary New Insurance Written Metrics— Enact Segment

(amounts in millions)

	2022								2021
	4Q		3Q		2Q		1Q		4Q		3Q		2Q		1Q
	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW
Payment Type
Monthly	$13,745	91%	$14,138	94%	$16,169	93%	$17,071	91%	$19,395	91%	$21,475	90%	$24,887	93%	$23,358	94%
Single	1,368	9	890	6	1,218	7	1,690	9	1,991	9	2,431	10	1,686	7	1,446	6
Other(1)	32	—	41	—	61	—	62	—	55	—	66	—	84	—	130	—

Total Primary	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%	$21,441	100%	$23,972	100%	$26,657	100%	$24,934	100%

Origination
Purchase	$14,744	97%	$14,634	97%	$16,802	96%	$17,326	92%	$19,284	90%	$20,988	88%	$21,143	79%	$15,500	62%
Refinance	401	3	435	3	646	4	1,497	8	2,157	10	2,984	12	5,514	21	9,434	38

Total Primary	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%	$21,441	100%	$23,972	100%	$26,657	100%	$24,934	100%

FICO Scores
Over 760	$6,951	46%	$6,948	46%	$7,981	45%	$8,359	45%	$9,401	44%	$10,708	45%	$11,762	44%	$10,520	42%
740 - 759	2,709	18	2,554	17	2,916	17	3,085	16	3,406	16	3,830	16	3,995	15	3,836	15
720 - 739	2,226	15	2,106	14	2,530	15	2,515	13	2,844	13	3,177	13	3,467	13	3,423	14
700 - 719	1,489	10	1,531	10	1,917	11	1,952	10	2,257	11	2,702	11	3,131	12	2,979	12
680 - 699	1,035	7	1,085	7	1,099	6	1,316	7	1,589	7	1,875	8	2,513	9	2,480	10
660 - 679(2)	478	3	527	3	598	3	931	5	1,106	5	1,010	4	1,068	4	983	4
640 - 659	189	1	234	2	297	2	486	3	611	3	504	2	547	2	511	2
620 - 639	66	—	79	1	106	1	173	1	223	1	166	1	174	1	202	1
<620	2	—	5	—	4	—	6	—	4	—	—	—	—	—	—	—

Total Primary	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%	$21,441	100%	$23,972	100%	$26,657	100%	$24,934	100%

Loan-To-Value Ratio
95.01% and above	$2,423	16%	$1,741	11%	$2,177	12%	$3,146	17%	$3,660	17%	$3,396	14%	$2,767	11%	$2,241	9%
90.01% to 95.00%	5,684	37	6,184	41	7,458	43	6,682	35	7,548	35	8,838	37	10,758	40	9,453	38
85.01% to 90.00%	4,971	33	5,094	34	5,207	30	5,620	30	6,253	29	7,454	31	8,618	32	8,392	34
85.00% and below	2,067	14	2,050	14	2,606	15	3,375	18	3,980	19	4,284	18	4,514	17	4,848	19

Total Primary	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%	$21,441	100%	$23,972	100%	$26,657	100%	$24,934	100%

Debt-To-Income Ratio
45.01% and above	$4,294	28%	$3,728	25%	$4,067	23%	$4,452	24%	$4,977	23%	$4,167	17%	$3,269	12%	$2,566	10%
38.01% to 45.00%	5,518	37	5,681	38	6,436	37	6,361	34	7,047	33	7,949	33	9,204	35	8,746	35
38.00% and below	5,333	35	5,660	37	6,945	40	8,010	42	9,417	44	11,856	50	14,184	53	13,622	55

Total Primary	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%	$21,441	100%	$23,972	100%	$26,657	100%	$24,934	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Other Metrics—Enact Segment

(dollar amounts in millions)

	2022					2021
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total

Primary Insurance In-Force(1)	$248,262	$241,813	$237,563	$231,853		$226,514	$222,464	$217,477	$210,187

Risk In-Force
Primary(2)	$62,791	$61,124	$59,911	$58,295		$56,881	$55,866	$54,643	$52,866
Pool	79	84	89	97		105	117	123	134

Total Risk In-Force	$62,870	$61,208	$60,000	$58,392		$56,986	$55,983	$54,766	$53,000

Expense Ratio(3)	27%	25%	26%	24%	25%	25%	24%	27%	24%	25%

Primary Persistency Rate	86%	82%	80%	76%	80%	69%	65%	63%	56%	62%

Combined Risk To Capital Ratio(4)	12.8:1	12.3:1	12.6:1	12.0:1		12.2:1	11.8:1	11.8:1	11.7:1

EMICO Risk To Capital Ratio(4),(5)	12.9:1	12.3:1	12.6:1	12.1:1		12.3:1	11.9:1	12.0:1	11.9:1

PMIERs Available Assets(6)	$5,206	$5,292	$5,147	$5,222		$5,077	$5,126	$4,926	$4,769

PMIERs Required Assets(6)	$3,156	$3,043	$3,100	$2,961		$3,074	$2,839	$2,985	$3,005

Available Assets Above PMIERs Requirements(6)	$2,050	$2,249	$2,047	$2,261		$2,003	$2,287	$1,941	$1,764

PMIERs Sufficiency Ratio(6)	165%	174%	166%	176%		165%	181%	165%	159%

Average Primary Loan Size (in thousands)	$259	$255	$251	$246		$242	$237	$233	$228

The expense ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Primary insurance in-force represents aggregate unpaid balance for loans the company’s U.S. mortgage insurance subsidiaries insure.
(2)	Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors.
(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the company’s U.S. mortgage insurance subsidiaries.

(5)	Enact Mortgage Insurance Corporation (EMICO), the company’s principal U.S. mortgage insurance subsidiary.
(6)

The Private Mortgage Insurer Eligibility Requirements (PMIERs) sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing and does not take into consideration the impact of restrictions recently imposed by the government-sponsored enterprises (GSEs). The GSEs have imposed certain capital restrictions on the company’s U.S. mortgage insurance subsidiaries which remain in effect until certain conditions are met. These restrictions required EMICO to maintain 115% of published PMIERs minimum required assets among other restrictions as of December 31, 2021. Effective January 1, 2022, these requirements increased to 120%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Loss Metrics—Enact Segment

(amounts in millions)

	2022					2021
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Average Paid Claim (in thousands)(1)	$48.7	$42.2	$50.1	$51.6		$27.2	$26.7	$63.1	$54.7
Average Reserve Per Primary Delinquency (in thousands)(2)	$24.0	$25.2	$27.0	$26.2		$24.4	$21.2	$17.5	$13.7

Reserves:
Direct primary case	$479	$476	$526	$591		$606	$613	$589	$564
All other(3)	40	34	33	34		35	35	35	39

Total Reserves	$519	$510	$559	$625		$641	$648	$624	$603

Beginning Reserves	$510	$559	$625	$641	$641	$648	$624	$603	$555	$555
Paid claims	(9)	(9)	(4)	(6)	(28)	(13)	(10)	(9)	(7)	(39)
Increase (decrease) in reserves	18	(40)	(62)	(10)	(94)	6	34	30	55	125

Ending Reserves	$519	$510	$559	$625	$519	$641	$648	$624	$603	$641

Loss Ratio(4)	8%	(17)%	(26)%	(4)%	(10)%	3%	14%	12%	22%	13%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Average paid claim in the fourth and third quarters of 2022 and 2021 includes payments in relation to agreements on non-performing loans.
(2)	Direct primary case reserves divided by primary delinquency count.
(3)	Other includes loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(4)	The ratio of benefits and other changes in policy reserves to net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Delinquency Metrics—Enact Segment

(dollar amounts in millions)

	2022					2021
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Primary Loans
Primary loans in-force	960,306	949,052	946,891	941,689		937,350	936,934	933,616	922,186
Primary delinquent loans	19,943	18,856	19,513	22,571		24,820	28,904	33,568	41,332
Primary delinquency rate	2.08%	1.99%	2.06%	2.40%		2.65%	3.08%	3.60%	4.48%

Beginning Number of Primary Delinquencies	18,856	19,513	22,571	24,820	24,820	28,904	33,568	41,332	44,904	44,904
New delinquencies	10,304	9,121	7,847	8,724	35,996	8,282	7,427	6,862	10,053	32,624
Delinquency cures	(9,024)	(9,588)	(10,806)	(10,860)	(40,278)	(11,929)	(11,746)	(14,473)	(13,478)	(51,626)
Paid claims	(190)	(187)	(90)	(107)	(574)	(430)	(343)	(143)	(134)	(1,050)
Rescissions and claim denials	(3)	(3)	(9)	(6)	(21)	(7)	(2)	(10)	(13)	(32)

Ending Number of Primary Delinquencies	19,943	18,856	19,513	22,571	19,943	24,820	28,904	33,568	41,332	24,820

Composition of Cures
Reported delinquent and cured-intraquarter	1,489	1,598	1,306	1,581		1,274	1,143	1,149	1,549
Number of missed payments delinquent prior to cure:
3 payments or less	4,179	3,719	4,037	3,902		3,563	3,080	4,179	4,812
4 - 11 payments	2,001	2,279	2,484	2,315		2,691	3,492	6,055	6,849
12 payments or more	1,355	1,992	2,979	3,062		4,401	4,031	3,090	268

Total	9,024	9,588	10,806	10,860		11,929	11,746	14,473	13,478

Primary Delinquencies by Missed Payment Status
3 payments or less	8,920	7,446	6,442	6,837		6,586	6,192	6,030	8,296
4 - 11 payments	6,466	6,119	6,372	6,875		7,360	9,021	12,378	21,011
12 payments or more	4,557	5,291	6,699	8,859		10,874	13,691	15,160	12,025

Primary Delinquencies	19,943	18,856	19,513	22,571		24,820	28,904	33,568	41,332

	December 31, 2022
Direct Primary Case Reserves(1) and Percentage Reserved by Payment Status	Direct Primary Case Reserves	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$69	$509	14%
4 - 11 payments in default	166	390	43%
12 payments or more in default	244	248	98%

Totals	$479	$1,147	42%

	December 31, 2021
Direct Primary Case Reserves(1) and Percentage Reserved by Payment Status	Direct Primary Case Reserves	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$35	$340	10%
4 - 11 payments in default	111	426	26%
12 payments or more in default	460	643	72%

Total	$606	$1,409	43%

(1)	Direct primary case reserves exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.s

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Portfolio Quality Metrics—Enact Segment

(amounts in millions)

	December 31, 2022
Policy Year	% of Direct Primary Case Reserves(1)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2008 and prior	26%	$6,596	3%	$1,699	3%	9.61%
2009-2014	4	2,113	1	560	1	5.01%
2015	3	2,912	1	781	1	3.61%
2016	6	6,296	2	1,681	3	3.17%
2017	7	6,495	3	1,708	3	3.78%
2018	9	6,839	3	1,736	3	4.63%
2019	11	16,352	7	4,143	7	2.71%
2020	17	55,358	22	14,158	22	1.47%
2021	14	81,724	33	20,418	32	1.20%
2022	3	63,577	25	15,907	25	0.54%

Total	100%	$248,262	100%	$62,791	100%	2.08%

	December 31, 2022		September 30, 2022		December 31, 2021
	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force
Loan-to-value ratio
95.01% and above	$11,136	18%	$10,809	18%	$9,907	17%
90.01% to 95.00%	30,079	48	29,379	48	27,608	49
85.01% to 90.00%	17,621	28	17,019	28	15,644	27
85.00% and below	3,955	6	3,917	6	3,722	7

Total	$62,791	100%	$61,124	100%	$56,881	100%

	December 31, 2022		September 30, 2022		December 31, 2021
	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force
Credit Quality
Over 760	$25,807	41%	$24,965	41%	$22,489	40%
740 - 759	10,154	16	9,808	16	9,009	16
720 - 739	8,931	14	8,656	14	8,055	14
700 - 719	7,317	12	7,200	12	6,907	12
680 - 699	5,428	9	5,356	9	5,334	9
660 - 679(2)	2,767	5	2,739	4	2,638	5
640 - 659	1,540	2	1,541	3	1,530	3
620 - 639	665	1	672	1	702	1
<620	182	—	187	—	217	—

Total	$62,791	100%	$61,124	100%	$56,881	100%

(1)	Direct primary case reserves exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment

(amounts in millions)

	2022					2021
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$693	$697	$688	$695	$2,773	$338	$699	$703	$714	$2,454
Net investment income	682	711	700	676	2,769	777	773	763	716	3,029
Net investment gains (losses)	17	(61)	4	56	16	134	87	66	42	329
Policy fees and other income	139	138	129	137	543	128	144	145	148	565

Total revenues	1,531	1,485	1,521	1,564	6,101	1,377	1,703	1,677	1,620	6,377

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,134	1,210	816	1,141	4,301	849	1,097	1,129	1,155	4,230
Interest credited	79	81	80	82	322	84	85	87	90	346
Acquisition and operating expenses, net of deferrals	197	169	513	199	1,078	243	211	219	192	865
Amortization of deferred acquisition costs and intangibles	48	69	72	83	272	99	96	77	68	340

Total benefits and expenses	1,458	1,529	1,481	1,505	5,973	1,275	1,489	1,512	1,505	5,781

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	73	(44)	40	59	128	102	214	165	115	596
Provision (benefit) for income taxes	22	(2)	15	20	55	28	53	42	32	155

INCOME (LOSS) FROM CONTINUING OPERATIONS	51	(42)	25	39	73	74	161	123	83	441

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(17)	60	(5)	(55)	(17)	(135)	(87)	(67)	(41)	(330)
Initial loss from life block transaction	—	—	—	—	—	92	—	—	—	92
Expenses related to restructuring	(2)	—	1	—	(1)	—	1	2	14	17
Pension plan termination costs	2	6	—	—	8	—	—	—	—	—
Taxes on adjustments	4	(13)	—	12	3	10	18	13	6	47

ADJUSTED OPERATING INCOME (LOSS)	$38	$11	$21	$(4)	$66	$41	$93	$71	$62	$267

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$(17)	$61	$(4)	$(56)	$(16)	$(134)	$(87)	$(66)	$(42)	$(329)
Adjustment for DAC and other intangible amortization and certain benefit reserves	—	(1)	(1)	1	(1)	(1)	—	(1)	1	(1)

Net investment (gains) losses, net	$(17)	$60	$(5)	$(55)	$(17)	$(135)	$(87)	$(67)	$(41)	$(330)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Adjusted Operating Income—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2022					2021
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$648	$642	$628	$621	$2,539	$644	$652	$648	$646	$2,590
Net investment income	470	497	486	447	1,900	532	521	509	465	2,027
Net investment gains (losses)	20	(47)	5	41	19	83	80	67	27	257
Policy fees and other income	1	—	—	—	1	(6)	3	2	2	1

Total revenues	1,139	1,092	1,119	1,109	4,459	1,253	1,256	1,226	1,140	4,875

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	906	961	935	812	3,614	817	802	822	829	3,270
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	150	117	104	143	514	163	165	176	141	645
Amortization of deferred acquisition costs and intangibles	22	21	23	29	95	30	31	27	24	112

Total benefits and expenses	1,078	1,099	1,062	984	4,223	1,010	998	1,025	994	4,027

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	61	(7)	57	125	236	243	258	201	146	848
Provision for income taxes	20	6	19	34	79	59	63	50	38	210

INCOME (LOSS) FROM CONTINUING OPERATIONS	41	(13)	38	91	157	184	195	151	108	638

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(20)	47	(5)	(41)	(19)	(83)	(80)	(67)	(27)	(257)
Expenses related to restructuring	(1)	—	1	—	—	—	1	1	10	12
Taxes on adjustments	4	(9)	—	9	4	18	17	13	4	52

ADJUSTED OPERATING INCOME	$24	$25	$34	$59	$142	$119	$133	$98	$95	$445

RATIOS:
Loss Ratio(1)	73%	83%	81%	64%	75%	62%	58%	62%	62%	61%
Gross Benefits Ratio(2)	140%	149%	149%	131%	142%	127%	123%	127%	128%	126%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Adjusted Operating Loss—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2022					2021
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums(1)	$45	$55	$60	$74	$234	$(306)	$47	$55	$68	$(136)
Net investment income	119	118	121	121	479	124	128	126	125	503
Net investment gains (losses)	1	(7)	2	9	5	50	6	6	12	74
Policy fees and other income	137	136	127	135	535	131	139	142	143	555

Total revenues	302	302	310	339	1,253	(1)	320	329	348	996

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves(1)	190	215	213	282	900	(14)	252	245	282	765
Interest credited	52	53	52	52	209	53	53	53	56	215
Acquisition and operating expenses, net of deferrals	40	45	37	47	169	66	36	34	40	176
Amortization of deferred acquisition costs and intangibles	23	45	49	50	167	62	59	43	41	205

Total benefits and expenses	305	358	351	431	1,445	167	400	375	419	1,361

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(3)	(56)	(41)	(92)	(192)	(168)	(80)	(46)	(71)	(365)
Benefit for income taxes	(1)	(12)	(9)	(20)	(42)	(37)	(17)	(10)	(15)	(79)

LOSS FROM CONTINUING OPERATIONS	(2)	(44)	(32)	(72)	(150)	(131)	(63)	(36)	(56)	(286)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(1)	7	(2)	(9)	(5)	(50)	(6)	(6)	(12)	(74)
Initial loss from life block transaction	—	—	—	—	—	92	—	—	—	92
Expenses related to restructuring	(1)	—	—	—	(1)	—	—	1	3	4
Pension plan termination costs	2	6	—	—	8	—	—	—	—	—
Taxes on adjustments	—	(2)	—	2	—	(9)	1	1	2	(5)

ADJUSTED OPERATING LOSS	$(2)	$(33)	$(34)	$(79)	$(148)	$(98)	$(68)	$(40)	$(63)	$(269)

(1)

In the fourth quarter of 2021, as part of a life block transaction, the company entered into a new reinsurance agreement to cede certain of its term life insurance policies. This new reinsurance agreement primarily reduced premiums by $360 million and reduced benefits and other changes in policy reserves by $268 million for the amounts initially ceded.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Adjusted Operating Income—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2022					2021
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	93	96	93	108	390	121	124	128	126	499
Net investment gains (losses)	(4)	(7)	(3)	6	(8)	1	1	(7)	3	(2)
Policy fees and other income	1	2	2	2	7	3	2	1	3	9

Total revenues	90	91	92	116	389	125	127	122	132	506

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves(1)	38	34	(332)	47	(213)	46	43	62	44	195
Interest credited	27	28	28	30	113	31	32	34	34	131
Acquisition and operating expenses, net of deferrals(1)	7	7	372	9	395	14	10	9	11	44
Amortization of deferred acquisition costs and intangibles	3	3	—	4	10	7	6	7	3	23

Total benefits and expenses	75	72	68	90	305	98	91	112	92	393

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	15	19	24	26	84	27	36	10	40	113
Provision for income taxes	3	4	5	6	18	6	7	2	9	24

INCOME FROM CONTINUING OPERATIONS	12	15	19	20	66	21	29	8	31	89

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(2)	4	6	2	(5)	7	(2)	(1)	6	(2)	1
Expenses related to restructuring	—	—	—	—	—	—	—	—	1	1
Taxes on adjustments	—	(2)	—	1	(1)	1	—	(1)	—	—

ADJUSTED OPERATING INCOME	$16	$19	$21	$16	$72	$20	$28	$13	$30	$91

(1)  In the second quarter of 2022, the recapture of certain single premium immediate annuity contracts by a third party reduced benefits and other changes in policy reserves by $374 million and increased acquisition and operating expenses, net of deferrals, by $365 million.

(2)  Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:

Net investment (gains) losses, gross	$4	$7	$3	$(6)	$8	$(1)	$(1)	$7	$(3)	$2
Adjustment for DAC and other intangible amortization and certain benefit reserves	—	(1)	(1)	1	(1)	(1)	—	(1)	1	(1)

Net investment (gains) losses, net	$4	$6	$2	$(5)	$7	$(2)	$(1)	$6	$(2)	$1

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Adjusted Operating Income—Runoff Segment

(amounts in millions)

	2022					2021
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$56	$57	$51	$50	$214	$53	$49	$43	$49	$194
Net investment gains (losses)	21	(12)	(10)	(15)	(16)	—	(1)	10	(6)	3
Policy fees and other income	26	28	29	31	114	33	33	35	33	134

Total revenues	103	73	70	66	312	86	81	88	76	331

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	6	10	11	8	35	5	12	2	8	27
Interest credited	46	47	45	43	181	43	38	40	41	162
Acquisition and operating expenses, net of deferrals	8	10	12	12	42	14	12	14	13	53
Amortization of deferred acquisition costs and intangibles	2	6	9	6	23	4	7	4	5	20

Total benefits and expenses	62	73	77	69	281	66	69	60	67	262

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	41	—	(7)	(3)	31	20	12	28	9	69
Provision (benefit) for income taxes	9	(1)	(2)	(1)	5	4	2	6	1	13

INCOME (LOSS) FROM CONTINUING OPERATIONS	32	1	(5)	(2)	26	16	10	22	8	56

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(20)	11	9	14	14	—	1	(9)	5	(3)
Taxes on adjustments	5	(3)	(2)	(3)	(3)	—	—	2	(1)	1

ADJUSTED OPERATING INCOME	$17	$9	$2	$9	$37	$16	$11	$15	$12	$54

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$(21)	$12	$10	$15	$16	$—	$1	$(10)	$6	$(3)
Adjustment for DAC and other intangible amortization and certain benefit reserves	1	(1)	(1)	(1)	(2)	—	—	1	(1)	—

Net investment (gains) losses, net	$(20)	$11	$9	$14	$14	$—	$1	$(9)	$5	$(3)

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Adjusted Operating Income (Loss)—Corporate and Other(1)

(amounts in millions)

	2022					2021
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1	$2	$1	$2	$6	$1	$2	$1	$2	$6
Net investment income	4	1	—	3	8	1	1	3	1	6
Net investment gains (losses)	(21)	4	15	(13)	(15)	(2)	1	(4)	(2)	(7)
Policy fees and other income	—	(1)	1	—	—	—	1	—	—	1

Total revenues	(16)	6	17	(8)	(1)	—	5	—	1	6

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	—	(1)	—	—	1	—	—	—	1
Acquisition and operating expenses, net of deferrals	6	6	6	6	24	42	12	8	13	75
Amortization of deferred acquisition costs and intangibles	—	—	—	—	—	1	—	1	—	2
Interest expense	14	14	13	13	54	18	22	31	38	109

Total benefits and expenses	21	20	18	19	78	62	34	40	51	187

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(37)	(14)	(1)	(27)	(79)	(62)	(29)	(40)	(50)	(181)
Provision (benefit) for income taxes	(14)	2	3	(6)	(15)	(11)	(26)	(8)	(8)	(53)

LOSS FROM CONTINUING OPERATIONS	(23)	(16)	(4)	(21)	(64)	(51)	(3)	(32)	(42)	(128)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	21	(4)	(15)	13	15	2	(1)	4	2	7
(Gains) losses on early extinguishment of debt	(1)	3	1	3	6	35	6	—	4	45
Expenses related to restructuring	—	—	—	—	—	5	1	1	7	14
Taxes on adjustments	(5)	—	4	(4)	(5)	(9)	(2)	—	(3)	(14)

ADJUSTED OPERATING INCOME (LOSS)	$(8)	$(17)	$(14)	$(9)	$(48)	$(18)	$1	$(27)	$(32)	$(76)

(1)	Includes inter-segment eliminations and the results of other businesses that are managed outside the operating segments, including certain international mortgage insurance businesses.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Investments Summary

(amounts in millions)

		December 31, 2022		September 30, 2022		June 30, 2022		March 31, 2022		December 31, 2021
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
	Composition of Investment Portfolio
	Fixed maturity securities:
	Investment grade:
	Public fixed maturity securities	$26,047	43%	$25,550	43%	$27,342	43%	$30,897	45%	$34,181	46%
	Private fixed maturity securities	11,126	19	10,997	18	11,727	19	12,873	19	13,872	19
	Residential mortgage-backed securities(1)	995	2	1,069	2	1,213	2	1,320	2	1,440	2
	Commercial mortgage-backed securities	1,900	3	1,980	3	2,126	3	2,349	3	2,570	3
	Other asset-backed securities	2,117	3	2,139	4	2,009	3	2,016	3	2,127	3
	State and political subdivisions	2,399	4	2,532	4	2,849	5	3,134	5	3,450	5
	Non-investment grade fixed maturity securities	1,999	3	1,948	3	2,020	3	2,438	4	2,840	4
	Equity securities:
	Common stocks and mutual funds	258	1	204	—	172	—	151	—	115	—
	Preferred stocks	61	—	70	—	71	—	79	—	83	—
	Commercial mortgage loans, net	7,010	11	7,063	11	7,065	12	6,913	10	6,830	9
	Policy loans	2,139	3	2,153	4	2,178	3	2,028	3	2,050	3
	Limited partnerships	2,331	4	2,195	4	2,123	3	2,007	3	1,900	3
	Cash, cash equivalents, restricted cash and short-term investments	1,802	3	1,563	3	1,774	3	1,367	2	1,597	2
Other invested assets:	Derivatives:
	Interest rate swaps	24	—	25	—	30	—	162	—	364	—
	Foreign currency swaps	20	—	32	—	17	—	5	—	6	—
	Equity index options	6	—	38	—	30	—	30	—	42	—
	Other foreign currency contracts	—	—	—	—	—	—	—	—	2	—
	Other	513	1	493	1	446	1	398	1	380	1

	Total invested assets and cash	$60,747	100%	$60,051	100%	$63,192	100%	$68,167	100%	$73,849	100%

	Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
	AAA	$6,067	19%	$6,174	20%	$6,713	20%	$7,484	20%	$8,316	20%
	AA	2,859	9	2,958	9	3,245	10	3,538	9	3,872	9
	A	8,398	27	8,278	26	8,886	26	9,880	26	11,039	26
	BBB	13,623	43	13,322	43	14,155	42	16,177	42	17,789	42
	BB	776	2	780	2	846	2	1,079	3	1,443	3
	B	34	—	33	—	33	—	61	—	42	—
	CCC and lower	—	—	—	—	—	—	—	—	—	—

	Total public fixed maturity securities	$31,757	100%	$31,545	100%	$33,878	100%	$38,219	100%	$42,501	100%

	Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
	AAA	$825	6%	$830	6%	$806	5%	$775	5%	$821	5%
	AA	1,421	10	1,407	10	1,421	9	1,554	9	1,718	9
	A	4,170	28	4,059	28	4,308	28	4,773	28	5,224	29
	BBB	7,221	48	7,239	48	7,732	50	8,408	50	8,861	49
	BB	1,076	7	1,028	7	1,015	7	1,159	7	1,186	7
	B	113	1	107	1	120	1	131	1	161	1
	CCC and lower	—	—	—	—	6	—	8	—	8	—

	Total private fixed maturity securities	$14,826	100%	$14,670	100%	$15,408	100%	$16,808	100%	$17,979	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Fixed Maturity Securities Summary

(amounts in millions)

	December 31, 2022		September 30, 2022		June 30, 2022		March 31, 2022		December 31, 2021
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:

U.S. government, agencies and government-sponsored enterprises	$3,341	7%	$3,307	7%	$3,627	7%	$4,097	8%	$4,552	8%
State and political subdivisions	2,399	5	2,532	6	2,849	6	3,134	6	3,450	6
Foreign government	645	1	622	1	682	1	784	1	835	1
U.S. corporate	27,119	59	26,562	58	28,243	58	31,823	58	34,924	58
Foreign corporate	8,010	17	7,947	17	8,482	17	9,453	17	10,535	17
Residential mortgage-backed securities	995	2	1,069	2	1,213	2	1,320	2	1,440	2
Commercial mortgage-backed securities	1,908	4	1,989	4	2,137	5	2,361	4	2,584	4
Other asset-backed securities	2,166	5	2,187	5	2,053	4	2,055	4	2,160	4

Total fixed maturity securities	$46,583	100%	$46,215	100%	$49,286	100%	$55,027	100%	$60,480	100%

Corporate Bond Holdings—Industry Sector:

Investment Grade:
Finance and insurance	$8,986	26%	$8,858	26%	$9,313	25%	$10,235	25%	$11,204	25%
Utilities	4,591	13	4,476	13	4,857	14	5,450	14	5,963	13
Energy	2,813	8	2,790	8	3,043	8	3,372	8	3,622	8
Consumer - non-cyclical	4,872	14	4,782	14	5,221	15	5,967	15	6,635	15
Consumer - cyclical	1,594	5	1,557	5	1,576	4	1,758	4	1,877	4
Capital goods	2,517	7	2,505	7	2,677	7	2,972	7	3,291	7
Industrial	1,863	5	1,806	5	1,877	5	2,092	5	2,278	5
Technology and communications	3,564	10	3,481	10	3,681	10	4,224	10	4,612	10
Transportation	1,439	4	1,385	4	1,465	4	1,642	4	1,832	4
Other	1,048	3	1,072	3	1,147	3	1,298	3	1,473	3

Subtotal	33,287	95	32,712	95	34,857	95	39,010	95	42,787	94

Non-Investment Grade:
Finance and insurance	153	1	159	1	168	1	185	—	219	—
Utilities	47	—	48	—	56	—	62	—	69	—
Energy	409	1	399	1	431	1	568	1	695	2
Consumer - non-cyclical	151	—	140	—	141	—	192	1	267	1
Consumer - cyclical	299	1	302	1	290	1	321	1	363	1
Capital goods	167	1	158	1	146	—	159	—	159	—
Industrial	152	—	146	—	171	1	209	1	263	1
Technology and communications	277	1	266	1	286	1	372	1	446	1
Transportation	36	—	35	—	29	—	29	—	28	—
Other	151	—	144	—	150	—	169	—	163	—

Subtotal	1,842	5	1,797	5	1,868	5	2,266	5	2,672	6

Total	$35,129	100%	$34,509	100%	$36,725	100%	$41,276	100%	$45,459	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$1,234	3%	$1,128	2%	$1,314	3%	$1,420	3%	$1,499	2%
Due after one year through five years	7,931	17	7,856	17	7,958	16	8,501	15	8,807	15
Due after five years through ten years	11,915	26	11,751	25	12,765	26	13,943	25	15,053	25
Due after ten years	20,434	43	20,235	45	21,846	44	25,427	47	28,937	48

Subtotal	41,514	89	40,970	89	43,883	89	49,291	90	54,296	90
Mortgage and asset-backed securities	5,069	11	5,245	11	5,403	11	5,736	10	6,184	10

Total fixed maturity securities	$46,583	100%	$46,215	100%	$49,286	100%	$55,027	100%	$60,480	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

General Account U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2022					2021
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities - taxable	$562	$576	$578	$580	$2,296	$590	$614	$608	$599	$2,411
Fixed maturity securities - non-taxable	1	2	1	1	5	2	2	1	2	7
Equity securities	3	3	2	2	10	2	2	2	3	9
Commercial mortgage loans	81	81	78	81	321	102	93	103	78	376
Policy loans	55	55	51	50	211	52	47	40	50	189
Limited partnerships	22	38	32	7	99	79	59	54	31	223
Other invested assets	71	67	66	63	267	62	63	58	58	241
Cash, cash equivalents, restricted cash and short-term investments	12	7	1	—	20	—	1	—	—	1

Gross investment income before expenses and fees	807	829	809	784	3,229	889	881	866	821	3,457
Expenses and fees	(20)	(21)	(22)	(20)	(83)	(23)	(22)	(22)	(20)	(87)

Net investment income	$787	$808	$787	$764	$3,146	$866	$859	$844	$801	$3,370

Annualized Yields
Fixed maturity securities - taxable	4.4%	4.5%	4.5%	4.4%	4.5%	4.5%	4.6%	4.6%	4.5%	4.5%
Fixed maturity securities - non-taxable	4.0%	7.1%	3.6%	3.6%	4.7%	6.7%	6.3%	3.1%	6.3%	5.6%
Equity securities	4.0%	4.6%	3.4%	3.7%	4.0%	4.5%	5.3%	4.1%	3.8%	4.0%
Commercial mortgage loans	4.6%	4.6%	4.5%	4.7%	4.6%	5.9%	5.4%	6.0%	4.6%	5.5%
Policy loans	10.3%	10.2%	9.7%	9.8%	10.0%	10.1%	9.1%	7.9%	10.1%	9.3%
Limited partnerships(1)	3.9%	7.0%	6.2%	1.4%	4.7%	18.0%	15.9%	17.2%	11.2%	15.7%
Other invested assets(2)	56.6%	57.0%	62.6%	64.8%	59.9%	71.9%	79.5%	68.6%	65.0%	69.7%
Cash, cash equivalents, restricted cash and short-term investments	2.9%	1.7%	0.3%	—%	1.2%	—%	0.2%	—%	—%	—%

Gross investment income before expenses and fees	5.0%	5.1%	4.9%	4.8%	5.0%	5.4%	5.3%	5.2%	5.0%	5.2%
Expenses and fees	(0.2)%	(0.1)%	(0.1)%	(0.1)%	(0.2)%	(0.1)%	(0.1)%	(0.1)%	(0.2)%	(0.1)%

Net investment income	4.8%	5.0%	4.8%	4.7%	4.8%	5.3%	5.2%	5.1%	4.8%	5.1%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments, and securities lending activity, which was included in other invested assets prior to the suspension of the company’s securities lending program in the third quarter of 2021 and was calculated net of the corresponding securities lending liability. See page 39 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are primarily equity-based and do not have fixed returns by period.
(2)	Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Net Investment Gains (Losses), Net—Detail

(amounts in millions)

	2022					2021
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Realized investment gains (losses):
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(25)	$(23)	$(2)	$(12)	$(62)	$28	$8	$2	$4	$42
U.S. government, agencies and government-sponsored enterprises	—	9	—	6	15	—	—	—	—	—
Foreign corporate	(6)	(7)	(1)	(2)	(16)	10	1	(2)	1	10
Foreign government	—	—	—	—	—	—	(1)	1	—	—
Mortgage-backed securities	(4)	(5)	(1)	—	(10)	3	3	—	(1)	5
Asset-backed securities	—	(1)	—	—	(1)	—	—	—	—	—

Total net realized gains (losses) on available-for-sale securities	(35)	(27)	(4)	(8)	(74)	41	11	1	4	57
Net realized gains (losses) on equity securities sold	—	—	—	—	—	—	—	(2)	(5)	(7)
Net realized gains (losses) on limited partnerships	—	—	—	—	—	—	—	—	3	3

Total net realized investment gains (losses)	(35)	(27)	(4)	(8)	(74)	41	11	(1)	2	53

Net change in allowance for credit losses on available-for-sale fixed maturity securities	—	—	—	—	—	—	—	(4)	(2)	(6)
Write-down of available-for-sale fixed maturity securities	—	—	—	(2)	(2)	—	—	—	(1)	(1)
Net unrealized gains (losses) on equity securities still held	11	(13)	(27)	(6)	(35)	4	(1)	6	(8)	1
Net unrealized gains (losses) on limited partnerships	36	(24)	24	35	71	90	75	65	34	264
Commercial mortgage loans	1	—	2	1	4	(4)	3	(1)	(1)	(3)
Derivative instruments	9	(5)	9	4	17	5	(3)	4	8	14
Other	(6)	—	4	4	2	(4)	3	1	1	1

Net investment gains (losses), gross	16	(69)	8	28	(17)	132	88	70	33	323
Adjustment for DAC and other intangible amortization and certain benefit reserves	(1)	2	2	—	3	1	—	—	—	1

Net investment gains (losses), net	$15	$(67)	$10	$28	$(14)	$133	$88	$70	$33	$324

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
U.S. GAAP Basis ROE	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Net income available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$609	$597	$807	$866	$904
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,934	$11,789	$11,643	$11,467	$11,286
U.S. GAAP Basis ROE(1)/(2)	5.1%	5.1%	6.9%	7.6%	8.0%

Operating ROE
Adjusted operating income for the twelve months ended(1)	$633	$630	$710	$728	$765
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,934	$11,789	$11,643	$11,467	$11,286
Operating ROE(1)/(2)	5.3%	5.3%	6.1%	6.3%	6.8%

Quarterly Average ROE	Three months ended
U.S. GAAP Basis ROE	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Net income available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$175	$104	$181	$149	$163
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,130	$12,011	$11,881	$11,723	$11,563
Annualized U.S. GAAP Quarterly Basis ROE(3)/(4)	5.8%	3.5%	6.1%	5.1%	5.6%

Operating ROE
Adjusted operating income for the period ended(3)	$167	$159	$176	$131	$164
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,130	$12,011	$11,881	$11,723	$11,563
Annualized Operating Quarterly Basis ROE(3)/(4)	5.5%	5.3%	5.9%	4.5%	5.7%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)	The twelve months ended information is derived by adding the four quarters of net income available to Genworth Financial, Inc.’s common stockholders and adjusted operating income from page 9 herein.
(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), for the most recent five quarters.

(3)	Net income available to Genworth Financial, Inc.’s common stockholders and adjusted operating income from page 9 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Reconciliation of Consolidated Expense Ratio

(amounts in millions)

		2022					2021
	GAAP Basis Expense Ratio	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
(A)	Acquisition and operating expenses, net of deferrals	$271	$240	$589	$271	$1,371	$354	$290	$304	$275	$1,223
(B)	Premiums	$927	$934	$927	$931	$3,719	$576	$944	$947	$968	$3,435

(A) / (B)	GAAP Basis Expense Ratio	29%	26%	64%	29%	37%	61%	31%	32%	28%	36%

	Adjusted Expense Ratio
	Acquisition and operating expenses, net of deferrals	$271	$240	$589	$271	$1,371	$354	$290	$304	$275	$1,223
	Less: Reinsurance recapture payment(1)	—	—	365	—	365	—	—	—	—	—
	Less: Legal settlement expenses(2)	45	10	6	43	104	59	57	70	23	209

(C)	Adjusted acquisition and operating expenses, net of deferrals	$226	$230	$218	$228	$902	$295	$233	$234	$252	$1,014

	Premiums	$927	$934	$927	$931	$3,719	$576	$944	$947	$968	$3,435
	Add: Policy fees and other income	165	166	159	169	659	162	179	180	183	704
	Add: Initial ceded premiums from a life block transaction(3)	—	—	—	—	—	360	—	—	—	360

(D)	Adjusted revenues	$1,092	$1,100	$1,086	$1,100	$4,378	$1,098	$1,123	$1,127	$1,151	$4,499

(C) / (D)	Adjusted expense ratio(4)	21%	21%	20%	21%	21%	27%	21%	21%	22%	23%

Non-GAAP Definition for Adjusted Expense Ratio

The company references the non-GAAP financial measure entitled “adjusted expense ratio” as a measure of its operating performance. The company defines adjusted expense ratio as acquisition and operating expenses, net of deferrals, less certain reinsurance expenses, less legal settlement expenses incurred in the company’s long-term care insurance business divided by the sum of premiums, policy fees and other income and premiums initially ceded under life block transactions. Management believes that the expense ratio analysis enhances understanding of the operating performance of the company. However, the adjusted expense ratio as defined by the company should not be viewed as a substitute for the GAAP basis expense ratio.

(1)	In the second quarter of 2022, the company paid $365 million to a third party in connection with the recapture of certain single premium immediate annuity contracts.
(2)

Estimated pre-tax impact of expenses related to policyholder benefit reduction elections made in connection with legal settlements in the company’s long-term care insurance business, which includes cash damages of $40 million, $7 million, $6 million, $43 million, $54 million, $50 million, $61 million and $20 million for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.

(3)

In the fourth quarter of 2021, the company entered into a new reinsurance agreement to cede certain of its term life insurance policies as part of a life block transaction. Under this new reinsurance agreement, the company initially ceded $360 million of certain term life insurance premiums.

(4)

In the first quarter of 2022, the company recorded a legal settlement accrual of $25 million in its life insurance business, which increased the adjusted expense ratio by three percentage points for the three months ended March 31, 2022.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Reconciliation of Reported Yield to Core Yield

		2022					2021
	(Assets - amounts in billions)	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported - Total Invested Assets and Cash	$60.7	$60.1	$63.2	$68.2	$60.7	$73.8	$74.7	$75.2	$72.9	$73.8
	Subtract:
	Securities lending	—	—	—	—	—	—	—	0.1	0.1	—
	Unrealized gains (losses)	(4.2)	(4.9)	(1.9)	3.0	(4.2)	8.2	8.5	8.9	6.9	8.2

	Adjusted end of period invested assets and cash	$64.9	$65.0	$65.1	$65.2	$64.9	$65.6	$66.2	$66.2	$65.9	$65.6

(A)	Average Invested Assets and Cash Used in Reported and Core Yield Calculation	$65.0	$65.0	$65.2	$65.4	$65.2	$65.9	$66.2	$66.1	$66.2	$66.1

	(Income - amounts in millions)

(B)	Reported - Net Investment Income	$787	$808	$787	$764	$3,146	$866	$859	$844	$801	$3,370
	Subtract:
	Bond calls and commercial mortgage loan prepayments	6	6	7	10	29	38	43	39	15	135
	Other non-core items(1)	(1)	—	—	—	(1)	2	(4)	3	2	3

(C)	Core Net Investment Income	$782	$802	$780	$754	$3,118	$826	$820	$802	$784	$3,232

(B) / (A)	Reported Yield	4.84%	4.97%	4.83%	4.67%	4.83%	5.26%	5.19%	5.11%	4.84%	5.10%
(C) / (A)	Core Yield	4.81%	4.93%	4.79%	4.61%	4.79%	5.01%	4.95%	4.85%	4.73%	4.89%

Note:    Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1)	Includes cost basis adjustments on structured securities and various other immaterial items.